                                                                    EXHIBIT 99.3

                          NOTICE OF GUARANTEED DELIVERY
                                  for Tender of
                          11 1/4% Senior Notes Due 2006
                      (including those in book-entry form)

                                       of

                      INTERMEDIA PARTNERS IV, CAPITAL CORP.
                                      and
                       INTERMEDIA CAPITAL PARTNERS IV, L.P.

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of InterMedia Partners IV, Capital Corp. and InterMedia Capital Partners IV, L.P. (the "Issuers") made pursuant to the Prospectus, dated ____________, 1996 (the "Prospectus"), if certificates for the outstanding 11 1/4% Senior Notes Due 2006 of the Issuers (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                      The Bank of New York, Exchange Agent.

                                    By Mail:
                              The Bank of New York
                             101 Barclay Street - 7E
                            New York, New York 10286
                            Attention: Enrique Lopez

                          By Hand or Overnight Courier:
                              The Bank of New York
                         101 Barclay Street-Lobby Level
                         Corporate Trust Services Window
                            New York, New York 10286
                            Attention: Enrique Lopez

                                  By Facsimile:
                                 (212) 571-3080
                            Attention: Enrique Lopez

                              Confirm by Telephone:
                                 (212) 815-2742

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuers the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered:*

$________________________________________________

Certificate Nos. (if available):

_________________________________________________

Total Principal Amount Represented by
Certificate(s):

$________________________________________________

*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

________________________________________________________________________________
                                PLEASE SIGN HERE

X___________________________________________    _______________________________

X___________________________________________    _______________________________
           Signature(s) of Owners(s)                           Date
           or Authorized Signatory

Area Code and Telephone Number:________________________________________________

         Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                   Please print name(s) and addresses)

Name(s):           ____________________________________________________________

                   ____________________________________________________________

                   ____________________________________________________________

                   ____________________________________________________________

                   ____________________________________________________________

Capacity:          ____________________________________________________________

                   ____________________________________________________________

Address (es):      ____________________________________________________________

                   ____________________________________________________________

Account Number:    ____________________________________________________________

                   ____________________________________________________________

Account Number:    ____________________________________________________________

                                    GUARANTEE
                    (Not to be used for signature guarantee)

         The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm     ____________________________________________________________

Address          ____________________________________________________________

                 ____________________________________________________________

Area Code & Telephone No. ___________________________________________________

Authorized Signature ________________________________________________________

Name ________________________________________________________________________
                             (Please Type or Print)

Title    ____________________________________________________________________

Dated    ________________________

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD
      NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL

                                       -3-